Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Registrant’s trustees and executive officers, investment adviser, affiliated persons of the investment adviser, and persons who own more than 10% of a registered class of the Registrant’s equity securities to file Section 16(a) forms with the SEC reporting their affiliation with the Registrant, their ownership, and changes in their ownership of the Registrant’s shares. Those persons and entities are required by SEC regulations to furnish the Registrant with copies of all Section 16(a) forms they file or those filed on their behalf. Based solely on a review of those Section 16(a) forms furnished to it, the Registrant believes that all such filing requirements were met on a timely basis during the last fiscal year, except with respect to the filings described below.

On April 6, 2026, four Forms 4 were filed on behalf of the Registrant’s investment committee members who had purchased shares of the Registrant. Those filings should have been filed within two calendar days of the applicable purchases on July 23, 2025, July 31, 2025, August 7, 2025, and March 18, 2026.